Exhibit 10.5
EXECUTION COPY
AMENDMENT NO. 1
Dated as of April 27, 2006
to
CREDIT AGREEMENT
Dated as of July 1, 2005
     THIS AMENDMENT NO. 1 (“Amendment”) is made as of April 27, 2006 by and among eFunds Corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of July 1, 2005 by and among the Borrower, the Lenders and the Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
     WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;
     WHEREAS, the Borrower, the Lenders party hereto and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to the following amendments to the Credit Agreement.
     1. Amendments to Credit Agreement. Effective as of April 27, 2006 (the “Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is amended to insert the following new definition thereto in the appropriate alphabetical order:
“Indian Bank Guarantees” means those certain bank guarantees issued for the account of the Borrower and a Subsidiary Guarantor by ICICI Bank in favor of revenue authorities in India in an approximate U.S. Dollar equivalent amount (calculated at the time of issuance thereof) of $34,000,000. It is understood and agreed that, for purposes of calculating Indebtedness at any time, the Indian Bank Guarantees shall not be included in such calculation to the extent the Indian Bank Guarantees are backed or otherwise supported by one or more Letters of Credit issued hereunder.
     (b) Section 2.06(b) of the Credit Agreement is amended to delete the reference to “$25,000,000” appearing therein and substitute “$60,000,000” in lieu thereof.
     (c) Section 3.06(a) of the Credit Agreement is amended to insert “(other than the Indian Bank Guarantees)” immediately after the reference to “material contingent obligations” appearing therein.
     (d) Section 6.01(h) of the Credit Agreement is amended and restated to read as follows: “(h) Contingent Payments and the Indian Bank Guarantees; and”.
     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) such other instruments and documents as are reasonably requested by the Agent.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
     (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.
     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct.
     4. Reference to and Effect on the Credit Agreement.
     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Governing Law. This Amendment shall be governed by and construed in

2

accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of law provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.
     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

3

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

eFUNDS CORPORATION, as the Borrower

By: /s/ Paul F. Walsh
Name: Paul Walsh
Title: Chairman & CEO
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank and as a Lender

By: /s/ Steven J. Krakoski
Name: Steven J. Krakoski Title: Senior Vice President
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

BANK OF AMERICA, N.A., as a Lender

By: /s/ David R. Barney
Name David R. Barney Title: Senior Vice President
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael J. Giese
Name: Michael J. Giese Title: Vice President
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

SUNTRUST BANK, as a Lender

By: /s/ Tim O’Leary
Name: Tim O’Leary
Title: Director
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

COMERICA WEST INCORPORATED, as a Lender

By: /s/ Fatima
Name: Fatima Arshad
Title: Corporate Banking Representative
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Frank J. Jancar
Name: Frank J. Jancar Title: Vice President
Signature Page to Amendment No.1
eFunds Corporation
Credit Agreement dated as of July 1, 2005

CONSENT AND REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of July 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among eFunds Corporation (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 1 is dated as of April 27, 2006 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of this 27th day of April, 2006.

DEPOSIT PAYMENT PROTECTION SERVICES, INC. CHEX SYSTEMS, INC.

By: /s/ George Gresham Name: George Gresham Title: Treasurer

CLEARCOMMERCE CORPORATION
Efunds IT SOLUTIONS GROUP, INC.
Efunds GLOBAL HOLDINGS CORPORATION
PENLEY, INC.
WILDCARD SYSTEMS, INC.

By: /s/ Paul Walsh
Name: Paul Walsh
Title: Chairman & CEO
Signature Page to Consent and Reaffirmation